EXHIBIT 10.13

                               [GRAPHIC OMITTED]

                                LEASE AGREEMENT
                       SCHEVER INTERNATIONAL PLAZA, INC.
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                                   INDEX                                    PAGE
                                   -----                                    ----
ARTICLE I        Description of Property ..................................   1
ARTICLE II       Rent .....................................................   1
ARTICLE III      Landlord's Services ......................................   4
ARTICLE IV       Preparation of Premises ..................................   5
ARTICLE V        Repair and Maintenance ...................................   6
ARTICLE VI       Tenant Care and Repair ...................................   6
ARTICLE VII      Late Payments ............................................   7
ARTICLE VIII     Holding Over .............................................   7
ARTICLE IX       Alterations, Additions and Improvements ..................   7
ARTICLE X        Assignment and Subletting ................................   9
ARTICLE XI       Rules and Regulations ....................................  10
ARTICLE XII      Relocation ...............................................  11
ARTICLE XIII     Floor Loads, Noise and Vibrations ........................  11
ARTICLE XIV      Tenant's Insurance .......................................  11
ARTICLE XV       Non-Liability and Indemnification ........................  12
ARTICLE XVI      Destruction or Damage by Fire or Other Casualty ..........  13
ARTICLE XVII     Eminent Domain ...........................................  13
ARTICLE XVIII    Signs ....................................................  14
ARTICLE XIX      Default ..................................................  14
ARTICLE XX       Subordination ............................................  16
ARTICLE XXI      Access by Landlord........................................  17
ARTICLE XXII     Lawful Use of Premises....................................  17
ARTICLE XXIII    Quiet Enjoyment ..........................................  17
ARTICLE XXIV     Tenant Forbidden to Encumber Landlord's Interest .........  17
ARTICLE XXV      Applicable Law............................................  17
ARTICLE XXVI     Representations and Agreements............................  18
ARTICLE XXVII    Force Majeur .............................................  18
ARTICLE XXVIII   Relationship of the Parties ..............................  18
ARTICLE XXIX     Plate Glass ..............................................  18
ARTICLE XXX      Provisions Relating to Interpretation ....................  18
ARTICLE XXXI     Brokerage ................................................  18
ARTICLE XXXII    Recovery of Litigation Expense ...........................  19
ARTICLE XXXIII   Notices ..................................................  19
ARTICLE XXXIV    Miscellaneous ............................................  19
RULES AND REGULATIONS ..................................................... 1-5
GUARANTY .................................................................. 1-2
EXHIBIT "A"      Demised Premises Floor Plan
EXHIBIT "B"      Option to Extend
EXHIBIT "B-1"    Disclosure and Acknowledgement
EXHIBIT "C"      Work Agreement

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                                         LEASE
                                       FACE PAGE
                                       ---------
1. LANDLORD:                   Schever International Plaza, Inc.

2. LANDLORD'S ADDRESS:         7280 W. Palmetto Park Road, Suite 201
                               Boca Raton, FL 33433

3. TENANT:                     Globalnet Financial.Com, Inc.

4. TENANT'S ADDRESS:           7280 W. Palmetto Park Road- Suite 202 - N
                               Boca Raton, FL 33433

5. LEASE COMMENCEMENT
   DATE (IF PREMISES
   ARE COMPLETE):              Upon completion of tenant improvements in
                               accordance with mutually approved plans and specifications and receipt by Landlord of a Certificate of Occupancy for the Leased Premises.

6. RENTAL COMMENCEMENT
   DATE:                       Upon the Lease Commencement Date

7. EXPIRATION DATE:            Five {5} years following the Lease Commencement
                               Date

8. LEASE TERM
   (AND OPTIONS,
   IF ANY): Five {5} years with one, five {5} year option to extend {See Exhibit B}

9. LEASED PREMISES:            Schever International Plaza - Suite 210-S
                               7284 W. Palmetto Park Road
                               Boca Raton, FL 33433

10. GARAGE SPACES
    ALLOCATED:                 Four {4}

11. GROSS DIMENSIONS
    (APPROXIMATION):           2,287 usable square feet/2,676 rentable square
                               feet

12. RENT PER SQUARE FOOT:      $17.50 per rentable square foot per annum

13. PERCENTAGE OF BUILDING:    5.5%

14. TENANT USE:                General Office Use

15. RESTRICTIONS
    (IF ANY):

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16. TENANT'S TRADE
    NAME:                      Globalnet Financial.Com, Inc.

17. ANNUAL BASE RENT
    (SUBJECT TO ADJUST-
    MENT OR ADDENDUM):         {$46,830} - Forty-Six Thousand Eight Hundred
                               Thirty and No/100 Dollars per year {$3,902.50} -
                               Three Thousand Nine Hundred Two and 50/100
                               Dollars per month

18. ADDITIONAL RENTAL:         Estimated pursuant to Paragraph 2.3.F.)

         A.       Maintenance/Operating Expenses, Real Estate Taxes and
                  Insurance:

                  $     8.28      Per Square Foot
                  ----------
                  $ 1,846.44      Per Month
                  ----------
                  $22,157.28      Per Year
                  ----------


         B.       6% Florida Sales Tax: (Subject to Adjustment)

                  $   344.94
                  ----------

19. TOTAL MONTHLY RENTAL OBLIGATION: $6,093.88

20. SECURITY DEPOSIT: $11,497.88

21. PARTICIPATING BROKERS (IF ANY):

         Arvida Realty Sales, Ltd.

22. OTHER:

THIS IS A LEGALLY BINDING DOCUMENT. IT IS PART OF YOUR LEASE. PLEASE READ IT THOROUGHLY BEFORE YOU SIGN. THE ITEMS CONTAINED ON THIS FACE PAGE REFER TO VARIOUS PROVISIONS IN THE LEASE. THERE ARE NO AGREEMENTS BETWEEN THE PARTIES UNLESS CONTAINED IN WRITING IN THIS LEASE.

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                          SCHEVER INTERNATIONAL PLAZA

                            STANDARD LEASE AGREEMENT

         THIS LEASE AGREEMENT made and entered into this 16th day of June 1999 by and between SCHEVER INTERNATIONAL PLAZA, INC., hereinafter referred to as "Landlord" or "Lessor", and GLOBALNET FINANCIAL.COM, INC. a Delaware corporation, hereinafter referred to as "Tenant".

                              W I T N E S S E T H:

         In consideration of the rents, covenants and agreements herein, Landlord does hereby lease to Tenant and Tenant hereby leases from Landlord upon terms, provisions and conditions herein, the red property hereinafter described.

                      ARTICLE I - DESCRIPTION OF PROPERTY

         1.1. Description of Property: Landlord leases to Tenant a portion of the real property in the development known as Schever International Plaza, Boca Raton, Florida (hereinafter referred to as the "Leased Premises") reflected on the floor plan attached hereto as Exhibit "A" and made a part hereof.

         1.2. Rentable Area: The Leased Premises consists of approximately (see Face Page) square feet and constitutes (see Face Page) percentage of the square footage of the building. Notwithstanding the foregoing, any deviation between actual square footage and the foregoing estimate shall not serve as grounds for any claim of breach or rescission, although same may result in a modification of sums due as set forth hereinafter.

         1.3. Term: This Lease shall be for a term of (see Face Page) years, hereinafter sometimes referred to as the "Term" or "Initial Term"), commencing on (see Face Page). If the Leased Premises are not ready for occupancy by the commencement date for any reason, Landlord shad not be liable for any claims, damages, liabilities in connection therewith or by reason thereof, and the term shall commence on the date the Leased Premises are ready for occupancy. In the event of the necessity of a Certificate of Occupancy prior to commencement, then the Standard Addendum Agreement shall be deemed incorporated herein and shall control.

         1.4. Use: The Leased Premises shall be used and occupied by Tenant solely for the purpose of (see Face Page) and for no other purpose without Landlord's prior written consent.

                               ARTICLE II - RENT

         2.1. Rental: Subject to paragraph 2.2 hereof, Tenant covenants and agrees with Landlord to pay rentals as set forth on the Face Page. All rental payments are due on the first of any month during the lease term. If the renew commencement date is other than the first day, then the first month's rental shall be prorated accordingly.

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         2.1. (a) Security Deposit: Concurrently with the execution hereof,
Tenant shall pay to Landlord the amount set forth on the Face Page to be held as a deposit to secure performance of Tenant's obligations hereunder. Upon the occurrence of any event of default, or upon the failure by Tenant to timely pay any sum, it is obligated to pay hereunder, Landlord may without prior notice to Tenant, apply all or part of the security deposit to the curing of any default. Upon notice of application of security deposit, Tenant shall immediately tender sufficient sums to reinstate the original security deposit within three (3) days of notice thereof. Upon termination or expiration of this Lease, the security deposit shall be returned to Tenant, to the extent the same is not then applied to either the curing of any event of default or setoff for damages beyond reasonable wear and tear.

         2.2. Adjustment in Rental. The rental obligation during each successive year after the first year of the term, or any renewal thereof, shall be increased by five percent (5%) over the previous year's Base Rent.

         No adjustment shall ever result in a reduction of the rent below the rental of the preceding year.

         Nothing contained in this Section shall negate Tenant's obligation for additional rent as defined herein.

         2.3. Tenant's Share of Basic Operating Expenses:

         A. The term "COMMON AREA" shall mean all real or personal property owned by the Landlord for the common, non-exclusive use of the Landlord, the Tenant, its employees, guests and invitees, including, but not limited to sidewalks, landscaped areas, lighting, delivery areas, parking area, entrance and lobby areas, security, elevators, stairways, hallways shared by more than one tenant, and all lavatories shared by more than one tenant, or any portions thereof.

         B. The term "OPERATING EXPENSES" shall mean the operating expenses of the building and all expenditures by Landlord to maintain the building, parking and related facilities, and such additional facilities in subsequent years as may be determined by Landlord to be necessary in accordance with sound and reasonable practices for facilities of a like kind and character. Operating expenses shall include all expenses, costs and

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disbursement of any nature in connection with the ownership, operation and maintenance of the building, including, but not limited to, the following:

         1. All supplies and materials used in the operation and maintenance of the building;

         2. Cost of all utilities for the COMMON AREAS of the building, utilities shall include, but not be limited to water, electric, air-conditioning and ventilation; and utilities supplied to Tenant's leased premises. In the absence of any specific meter reading on the leased premises, Tenant's obligation shall be a pro rata share of the utility expense for the building.

         3. Cost of all maintenance and service agreements for the building, the equipment therein and grounds, including but not limited to janitorial, window cleaning, elevator maintenance, trash removal, plumbing, security, fire alarm system, security alarm system, guard service, painting, gardening, landscaping, plant rotation and replacement, sprinklers, glass replacement and any costs and expenses associated with maintenance of the parking garage.

         4. All insurance relating to the building, including casualty, liability, Landlord's personal property used in connection therewith and rent insurance;

         5. All real estate and other taxes and assessments and governmental charges, whether federal, state, county or municipal and whether they be by taxing districts or authorities presently taxing the Leased Premises or by others, subsequently created or otherwise, and any other taxes and assessments attributable to the building or its operation excluding, however, federal and state taxes on income and ad valorem taxes on Tenant's personal peroperty and on the value of tenant leasehold improvements to the extent that the same exceeds standard building allowances;

         6. Cost of unreimbursed repairs and general maintenance;

         7. Wages and salaries of all employees engaged in direct operation and maintenance of the building, employer's social security taxes, unemployment taxes or insurance, and any other taxes which may be levied on such wages and salaries, the cost of disability and hospitalization insurance, pension or retirement benefits or any other fringe benefits for such employees;

         8. Legal expenses, accounting expenses and management fees incurred with respect to the buildings.

         9. Costs incurred in compliance with new or revised federal or state laws or municipal ordinances or codes or regulations promulgated under any of the same;

         10. Amortization of the cost of installation of capital investment items which are primarily for the purpose of reducing (or avoiding increases in) operating costs of which may be required by governmental authority. All such costs shall be amortized over

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the reasonable life of the capital investment items with the reasonable life and amortization schedule being determined in accordance with generally accepted accounting principles, and in no event to extend beyond the reasonable life of the building. In the case of installations for the purpose of reducing (or avoiding increases in) operating costs, Landlord shall, upon request, provide Tenant a cost justification therefor.

         C. Basic Operating Costs shall not include: (i) costs for which Landlord is entitled to specific reimbursement by Tenant, any other tenant of the building, or any other third party; (ii) costs of initial construction of the building; (iii) cost of renovating or modifying space in the building for lease to other tenants; (iv) leasing commissions; and (v) debt service on any indebtedness secured by the building.

         D. The Tenant's proportionate share of Basic Operating costs shall be a percentage of the total operating expenses for a given year or prorated portion thereof and shall be deemed "ADDITIONAL RENT" hereinunder, and shall be paid to Landlord on the first day of each month in an amount equal to one-twelfth (1/12) of the Landlord's estimate of Tenant's proportionate share of same.

         E. Landlord may, at As option, furnish Tenant a budget for taxes and operating expenses setting forth Landlord's estimates of such amounts for the coming year. Said budget, if provided, may be submitted to Tenant on or about January 31st of each year.

         F. Within 120 days after the end of each calendar year, or as soon thereafter as possible, Landlord shall furnish to Tenant an operating statement for the preceding years and an appropriate cash adjustment shall be made between Landlord and Tenant to reflect any differences between payments made based upon the estimated costs and actual costs. Provided, further, however, that if within a calendar year there shall be collective increases in the taxes or operating expenses which exceeds ten (1096) percent of the estimated budget, the Landlord may, at its option, adjust the budget for the remaining portion of the year to reflect such change so as to more accurately reflect costs and prevent a large variance between the estimated budget and actual expenses paid.

         G. Review of Records. Tenant, at his expense, shall have the right, during reasonable business hours, upon giving reasonable notice, to review Landlord's books and records relating to any increased or additional costs payable hereunder for the preceding year or Landlord may, at his option, provide a report prepared by a certified public accountant, which report shall be conclusive.

         H. Tenant shall be responsible for all government sales or use taxes or other charges which may be imposed on the privilege of leasing the Leased Premises to Tenant.

                        ARTICLE III - LANDLORD'S SERVICES

         3.1. Landlord shall furnish Tenant, subject to the terms and obligations of this Lease, and Tenant's performance of its obligations hereunder, the following services:

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         A. Maintenance of the ventilation and air-conditioning system serving the COMMON AREAS of Premises. Tenant is responsible for the cost and expenses of ventilation air-conditioning system and other electric usage in Leased
Premises.

         B. Running water at those COMMON AREAS points of supply, if any, provided for lavatory and drinking purposes only.

         C. Janitorial service in and about the building and the Leased Premises five (5) days per week.

         D. Elevators for ingress and egress from the Leased Premises and authorized entry to the building twenty-four (24) hours a day, seven (7) days a week.

         E. Electricity for all COMMON AREAS and to the leased premises.

         F. Replacement of fluorescent lamps in building, standard light fixtures installed by Landlord and incandescent bulb replacement in all COMMON AREAS.

         3.2. Failure by Landlord to any extent to furnish such services or any cessation thereof shall not render Landlord liable in any respect for damages of any nature. Should any such services be interrupted, Landlord shall use reasonable diligence to restore same promptly, but Tenant shall have no claim for rebate of rent or damages, or constructive eviction, or breach of lease, on account thereof.*

         3.3. Tenant shall pay Landlord for any electric services utilized by Tenant. Tenant understands that all utilities supplied to the Leased Premises are billed to the Landlord and Tenant's estimated share thereof has been included in the CAM estimate on the Face Sheet.

                      ARTICLE IV - PREPARATION OF PREMISES

         4.1. In the event renovations and/or alterations are to be made to the Leased Premises to suit Tenant's needs, Landlord shall make those improvements for Tenant's occupancy in accordance with agreed upon plans and specifications between Landlord and Tenant. All facilities, material and work, if any, shall be furnished by Landlord at Tenant's expense by or for the account of Tenant unless otherwise agreed to. No construction, whether or not to be paid for by Landlord or Tenant, shall commence without Landlord's specific written advance approval nor shall Tenant contract with any other party for improvements, alterations or modifications of the Leased Premises without such approval by Landlord.

         4.2. In the event any such construction or renovations shall have been substantially completed, notwithstanding the fact the minor or insubstantial details of construction remain to be performed, by the non-compliance of which does not materially interfere with Tenant's use of the premises, it is expressly understood that the correction, completion or adjustment of said construction, whether or not to be performed by Landlord, do not constitute a valid reason for withholding any rent and shall not constitute a breach of

*Notwithstanding anything contained herein to the contrary, in the event the services are interrupted as a result of Landlord's negligence, and such interruption shall continue for more than forty-eight (48) consecutive hours, then Tenant's rent shall thereafter be abated until such time as such services or utilities are restored or Tenant begins using the Premises again, whichever shall first occur.

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lease or otherwise give rise to any cause of action or defense for non-payment of any obligations hereunder.

         4.3. If the substantial completion of the work required by Landlord shall be delayed due to any act or omission of or attributable to Tenant, then the Leased Premises shall be deemed ready for occupancy on the date they would have been ready but for such delay, and all rental and other payments due by Tenant hereunder shall commence as of such date that substantial completion would have occurred but for such action or inaction on the part of or attributable to Tenant.

         4.4. The Tenant acknowledges that the fact that minor or insubstantial details of construction, mechanical adjustment or decoration may remain to be performed, the non-completion of said details does not materially interfere with Tenant's use of the Leased Premises. -

         4.5. Tenant acknowledges that Landlord has not made any representations or warranties with respect to the condition of the Leased Premises and neither Landlord nor any assignee of Landlord shall be liable for any latent or patent defect therein. Landlord hereby assigns to Tenant all warranties made by others to Landlord with respect to improvements on the Leased Premises and any other rights it may have against contractors, suppliers or others with respect to negligence or faulty performance in connection with the construction or repair of such improvements. The taking of possession of the Leased Premises by Tenant shall be conclusive evidence that the Leased Premises were in good and satisfactory condition at the time such possession was taken, except for the minor or insubstantial details referred to in Section 4.4. of which Tenant shall give Landlord notice within thirty (30) days after the commencement date, specifying such details with reasonable particularity.

                       ARTICLE V - REPAIR AND MAINTENANCE

         5.1.* Once the Leased Premises have been accepted by Tenant which acceptance shall be deemed conclusive upon the earlier of (a) Tenant's substantial taking of occupancy; (b) Tenant's payment of any lease obligation; or (c) the accrual of any lease obligations of Tenant, Landlord shall not be required to make any improvements or repairs or alterations whatsoever to the Leased Premises, nor shall Landlord bear liability whether to Tenant or any invites, guest, solicitor, or other third party for any defects, including latent defects with respect to the Leased Premises.

         5.2. Tenant shall promptly give Landlord written notice of any damage which has occurred in the Leased Premises. This Section shall not apply in the case of damage or destruction by fire or other casualty, which event is covered elsewhere in this Lease.

                       ARTICLE VI - TENANT CARE AND REPAIR

         6.1. Tenant shall maintain the Leased Premises in a clean, attractive condition and shall be responsible for all repairs, both to the interior and exterior, structural or non-structural, ordinary or extraordinary which may be necessary or proper within the Leased Premises for the lease term.

*Except for (i) Landlord's obligations set forth in the Work Letter attached to this Lease as Exhibit "C", which are to be performed prior to Tenant's occupancy and (ii) Landlord's service and maintenance obligations under Article III,

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                           ARTICLE VII - LATE PAYMENT

         7.1. Payments by Tenant. Tenant agrees to timely pay all obligations hereunder at the times and in the manner herein provided and to occupy at all times the Leased Premises. Any rent or other payment due hereunder which is not paid within five (5) days of the due date shall cause the automatic imposition of a late charge equal to either the maximum interest avowed by the laws of the State of Florida on any principal balance, or Ten and 00/100 ($10.00) Dollars per day, whichever is greater, said late charge shall be deemed additional rent and shall be paid with the late payment.

                          ARTICLE: VIII - HOLDING OVER

         8.1. Subject to any other provisions of this Lease, if Tenant should remain in possession of the Leased Premises after the termination or expiration of the term and/or any renewal hereof and without the execution by Landlord and Tenant of a New Lease, then Tenant shall be deemed to be occupying the Leased Premises as a tenant at sufferance, subject to all the covenants and Obligations of this Lease and at a daily rental of twice the per day rental in effect immediately prior to such expiration or termination, computed on the basis of a thirty ( 30) day month, but such holding over shall not be deemed an extension or the lease term.

              ARTICLE IX - ALTERATIONS, ADDITIONS AND IMPROVEMENTS

         9.1. All of Tenant's fixtures and non-movable office furniture and equipment attached to the bull ding shall remain the property of the Landlord at the expiration of the lease term, and Tenant shall promptly repair all damage caused by removal of any property by Tenant. All property on the Leased Premises in the nature of trade fixtures and any alteration or addition to the Leased Premises (including but not limited to wall-to-wall carpeting, drywall partitions, paneling or other wall covering) and any other article attached or affixed to the floor, wall or ceiling of the Leased Premises shall become the property of Landlord and shall be surrendered with the Leased Premises as part thereof at the termination of this Lease, without payment or compensation therefor. If, however, Landlord so requests in writing, Tenant will, prior to vacating the premises upon the termination or expiration of this Lease, remove any or all alterations, additions, fixtures, equipment and property placed or installed by it in the Leased Premises and will repair any damage caused by such removal. Any property of Tenant not removed within five (5) days after expiration or other termination of this Lease shall be deemed the property of Landlord and Landlord shall have no duty of any nature to Tenant with respect to any such property remaining on the Leased Premises regardless of the value, use, importance, type, quality or quantity of the property and/or its importance to Tenant or anyone else.

         9.2. Tenant shall not have the right to make any alterations or improvements to the Leased Premises or any part thereof. However, Landlord shall agree to alterations if each of the following conditions are met:

         (a) All plans and specifications for the proposed alteration or improvement must be submitted to the Landlord for his prior written approval.

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         (b) All such alterations or improvements shall be performed by Landlord at Tenant's expense in accordance with a separate agreement or at Landlord's discretion any such improvements or alterations by Tenant shall be done at Tenant's expense, by a licensed contractor approved by Landlord. If requested by Landlord, Tenant will post a bond or other security reasonably satisfactory to Landlord to protect Landlord against liens arising from work performed by Tenant.

         (c) No alteration or improvement shall be undertaken until Tenant shall have procured all permits, licenses and other authorizations, if any, required for the lawful and proper undertaking thereof. Landlord agrees to join in the application for such permission or authorization whenever such action is necessary.

         (d) Landlord will complete the Leased Premises substantially in accordance with the plans and specifications to be approved by both Tenant and Landlord. In the event the cost of improvements or finishing Leased Premises exceeds the Landlord's allowance for same, the cost in excess of such allowance will be paid in advance by the Tenant, the amount of such advance payment to be determined on the basis of Landlord's estimate of the total cost of finishing the Leased Premises, such estimates to be based on the aforementioned plans and specifications. Cost will include but not be limited to direct and indirect construction cost, permit fees, architectural fees, applicable insurance premiums, and any other cost directly attributable to finishing the Leased Premises. Any advance payment received by Landlord from Tenant in excess of Tenant's portion of the cost of finishing the Leased Premises will be refunded to Tenant by Landlord after a final accounting of the total cost of said Leased Premises is completed by Landlord, but in any event, not later than ninety (90) days after occupancy of the Leased Premises by Tenant.

         (e) Landlord makes no representations or warranties as to the sufficiency of the plans and specifications to meet the requirements of Tenant's business. Prior to or during Landlord's construction activities, the parties may agree upon changes in the plans and specifications. If any change in the plans or specifications increases the cost of work or materials or the time required for completion of construction, Tenant shall reimburse Landlord for such increase in cost at the time the increased cost is incurred and shall reimburse Landlord for any loss in rent at the time the rent would have become due.

         (f) Landlord shall not be responsible for any loss for Tenant improvements at any time.

         (g) Tenant, its employees, contractors, agent and invitees shall not have any claim against Landlord for any bodily injury or property damage arising during or from construction activities.

         (h) All alterations and improvements when completed shall be of such a nature as not to reduce or otherwise adversely affect the value of the Leased Premises, nor to diminish the general utility or change the general character thereof.

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                     ARTICLE X - ASSIGNMENT AND SUBLETTING

         10.1. Tenant shall not, whether voluntarily, involuntarily, or by operation of law, or otherwise: (a) assign or otherwise transfer this Lease or the terms and estate hereby granted, or offer or advertise to do so; or (b) mortgage, encumber, or otherwise hypothecate this Lease or the Leased Premises or any part thereof in any manner whatsoever, without in each instance obtaining the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed.

         10.2. In addition to any other reasonable basis, Landlord shall be deemed to be reasonably withholding its consent to any such assignments, letting or subletting, if such assignment, letting or subletting would result in the assignment, leasing or subleasing of,

         (a) the Leased Premises to any party, business or tenant who proposed to conduct a business therein which is not in conformance with the provisions of paragraph 2 hereof; or

         (b) less than the whole of the Leased Premises, or for a term less than the whole of the term which remains hereunder; or

         (c) the Leased Premises to any party, business or tenant who is then a tenant of the project if the Landlord has or will have during the ensuing six
(6) months suitable space for rent in the building; or

         (d) the Leased Premises at a rental rate less than the then current market rate for comparable premises in the building; and

         (e) the Leased Premises to a party whose financial condition and credit rating in Landlord's sole judgment is not equal to or better than that of Tenant's; or

         (f ) the Leased Premises to a party whose business is of a character which does not, in Landlord's sole opinion, conform with the character of the Building.

         10.3. The provisions of this Section shall apply to a transfer of a majority of the stock of Tenant as if such transfer were an assignment of this Lease; but said provisions shall not apply to transactions with a corporation into or with which Tenant is merged or consolidated or to which substantially all of Tenant's assets are transferred or to any corporation which controls or which is controlled by Tenant, or is under common control of Tenant, provided in any of such events: (a) the successor to Tenant has a net worth computed in accordance with generally accepted accounting principles at least equal to the greater of (i) the net worth of Tenant immediately prior to such merger, consolidated or transfer of (ii) the net worth of Tenant herein named on the date of this Lease; and (b) proof satisfactory to Landlord of such net worth shall have been delivered to Landlord at least ten (10) days prior to the effective date of any such transaction.

         10.4. Further, the Landlord may consent to the sublease of all or any part of the Leased Premises provided the Tenant enters into a sublease containing the same terms and

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conditions contained herein (exclusive of rent) and the Landlord shall receive one-half (1/2) of the difference between any higher rent paid by a subtenant and the rent paid by Tenant.

         10.5. Any assignment agreed to by Landlord shall be evidenced by a validly executed assignment and assumption of lease. Any attempted transfer, assignment, subletting, mortgaging or encumbering of this Lease in violation of this Section shall be void and confer no rights upon any third person. Such attempt shall constitute a material breach of this Lease and entitle Landlord to the remedies provided for default.

         10.6. If without such prior written consent, this Lease is transferred or assigned by Tenant, or if the Leased Premises, or any part thereof, are sublet or occupied by anybody other than Tenant, whether as a result of any act or omission by Tenant, or by operation of law or otherwise, Landlord, whether before or after the occurrence of an event of default may, in addition to, and not in diminution of or substitution for, any other rights and remedies under this Lease or pursuant to law to which Landlord may be entitled as a result thereof, collect rent from the transferred, assignee, subtenant or occupant and apply the net amount collected to the rent herein, reserved.

         10.7. Tenant shall always, and notwithstanding any such assignment or subleasing, and notwithstanding the acceptance of rent by Landlord from any such assignee or subtenant, remain liable for the payment of rent hereunder and for the performance of all of the agreements, conditions, covenants and terms herein contained, on the part of Tenant herein to be kept, observed, or performed, his liability to always be that of principal and not of surety, nor shall the giving of such consent to an assignment or sublease, be deemed a complete performance of the said covenants contained in this Article so as to permit any subsequent assignment or subleasing without the like written consent.

         10.8. Notwithstanding the foregoing, where Tenant desires to assign or sublease, the Landlord shall have the right, but not the obligation, to cancel and terminate the Lease and deal with Tenant's prospective assignees or subtenant directly without any obligation to Tenant.

         10.9. The Landlord shall have the right to sell, mortgage or otherwise encumber or dispose of Landlord's interest in the building and Leased Premises and this Lease without Tenant's prior consent, but subject to non-disturbance of Tenant's possession, and all other Tenant's rights hereunder.

                       ARTICLE XI - RULES AND REGULATIONS

         11.1. Tenant, its agents, employees, guests and invitees, shall comply with all Rules and Regulations promulgated by Landlord from time to time with respect to use of both the Leased Premises and the Common Areas. Tenant acknowledges receipt of the existing Rules and Regulations which are incorporated into this Lease as if set forth herein as additional obligations of Tenant.

         11.2. Without notice and without liability to Tenant, Landlord shall have the right to:

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         A. Change the name or street address of the building

         B. Install and maintain signs on the exterior of the building.

         C. Make reasonable rules and regulations as, in the judgment of Landlord, may from time to time be needed for the safety of the tenants, the care and cleanliness of the building and the preservation of good order therein. Tenant shall be notified in writing when each such rule and regulation is promulgated.

         D. Grant utility easements or other easements to such parties, or replat, subdivide or make such other changes in the legal status of the land underlying the building, as Landlord shall deem necessary, provided such grant or changes do not substantially interfere with Tenant's use of the Leased Premises as intended under this Lease.

         E. Sell the building and assign this Lease and the deposit to the purchaser (and upon such assignment to be released from all of its obligations under this Lease). Tenant agrees both to attorn to such purchaser, or any other successor or assign of Landlord through foreclosure, deed in lieu of foreclosure, or otherwise, and to recognize such person as the Landlord under this Lease' provided Tenant's possession pursuant to this Lease shall remain non-disturbed.

                             ARTICLE XII- RELOCATION

         12.1. If Landlord determines to utilize the Leased Premises for other purposes during the term, Tenant agrees to relocate to other space in the building designated by Landlord, provided such other space is of equal or larger size than the Leased Premises, and with no increase in Base Rent or Additional Rent. Landlord shall pay all out-of-pocket expenses of any such relocation, including the expenses of moving and reconstruction of all Tenant furnished and Landlord furnished improvements. In the event of such relocation, this Lease shall continue in full force and effect without any change in the terms or other conditions, but with the new locations substituted for the old location.


                 ARTICLE XIII - FLOOR LOADS, NOISE AND VIBRATION

         13.1. Tenant shall not place a load upon any floor of the Leased Premises which exceeds the load per square foot which such floor was designed to carry or which is allowed by law. Business machines and mechanical equipment belonging to Tenant, which cause noise or vibrations that may be transmitted to the structure of the building or to the Leased Premises to such a degree as to be objectionable by Landlord shall, at the Tenant's expense, be placed and maintained by Tenant in settings of cork, rubber or spring-type vibration eliminators sufficient to eliminate such noise or vibration.

                        ARTICLE XIV - TENANtS INSURANCE

         14.1. Tenant shall, at its sole cost and expense, provide and maintain during the entire term of this Lease or any extension or renewal thereof, liability insurance in the single limit of One Million and no/100 ($1,000,000.00) Dollars for individual injury and Three Million and no/100 ($3,000,000.00) Dollars if injury or death to more than one person, hazard

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insurance with similar coverages to liability insurance, workmen's compensation insurance in sufficient statutory amounts, and plate glass insurance with respect to any windows located in the Leased Premises. The original of each such policy of insurance or certified duplicate thereof issued by the insurance or insuring organization shall be delivered by Tenant to Landlord on or before ten
(10) days prior to occupancy of the Leased Premises by Tenant and shall list the Landlord as co-insured for notice purposes. Tenant shall have no interest of any nature in any insurance policy obtained by Landlord with respect to the Leased Premises.

                 ARTICLE XV - NON-LIABILITY AND INDEMNIFICATION

         l5.1. Neither Landlord nor any beneficiary, agent, servant, or employee of Landlord, nor any superior lessor nor any superior mortgagee, shall be liable to Tenant for any loss, injury, or damage to Tenant or to any other person, or to its or their property, irrespective of the cause of such injury, damage or loss, unless caused by or resulting from the negligence of Landlord, his agents, servants or employees in the operation or maintenance of the Leased Premises or the building, subject to the doctrine of comparative negligence in the event of contributory negligence on the part of Tenant or any of its subtenants or licensees or its or their employees, agents or contractors. Tenant recognizes that any superior mortgagee will not be liable to Tenant for injury, damage, or loss either caused by, or resulting from the negligence of the Landlord. Further, neither Landlord, any superior lessor or superior mortgagee, nor any partner, director, officer, agent, servant, or employee of Landlord shall be liable: (a) for any such damage caused by other tenants or persons in, upon or about the building, or caused by operations in constrution of any private, public or quasi-public work; or (b) even if negligent, for consequential damages arising out of any loss of use of the Leased Premises or any equipment or facilities therein by Tenant or any person claiming through or under Tenant.

         15.2. The obligations of Landlord under this Lease do not constitute personal obligations of the individual partners, directors, officers or shareholders of Landlord, and Tenant shall look solely to the real estate that is the subject of this Lease and to no other assets of the Landlord for satisfaction of any liability in respect of this Lease and will not seek recourse against the individual partners, directors, officers or shareholders of Landlord or any of their personal assets for such satisfaction.

         15.3. The obligations of Tenant hereunder shall not be affected, impaired or excused, nor shall Landlord have any liability whatsoever to Tenant, because: (a) Landlord is unable to fulfill, or is delayed in fulfilling any of his obligations under this Lease by reason of strike, other labor trouble, governmental pre-emption of priorities or other controls in connection with a national or other public emergency or shortages of fuel, supplies, labor or materials, Act of God or any other cause whether similar or dissimilar.

         15.4. The Tenant covenants and agrees with Landlord that during the entire term of this Lease the Tenant will indemnify and save harmless the Landlord against any and all claims, debts, demands or obligations which may be made against the Landlord or against the Landlord's title in the premises arising by reason of any negligent acts or omissions of the Tenant, its officers, agents or employees in occupying the premises-, and if it becomes

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necessary for the Landlord to defend any action seeking to impose any such liability, the Tenant will pay the Landlord all costs of court and reasonable attorneys' fees, including appellate fees and costs to defend any claim even in the absence of litigation, in addition to any other sums which said Landlord may be called upon to pay by reason of a judgment or decree against the Landlord in the litigation or other form of claim presentation in which such claim is asserted.

         15.5. Landlord shall not be liable for any damage to Tenant's property caused by water from bursting or leaking pipes, waste water about the rented property, or otherwise; or from an intentional or negligent act of any co-tenant or occupant of the property surrounding the rented property, or other person, or by fire, hurricane or other Acts of God; or by riots or vandals; or from any other cause; all such risks shall be assumed by the Tenant.

          ARTICLE XVI- DESTRUCTION OR DAMAGE BY FIRE OR OTHER CASUALTY

         16.1. (a) In the event of a fire or other casualty in the Leased Premises, Tenant shall immediately give notice thereof to Landlord. If the Leased Premises shall be partially destroyed by fire, eminent domain, or other casualty so as to render the Leased Premises untenantable in whole or in part, the rental provided for herein shall abate as to the portion of the Leased Premises rendered untenantable until such times as the Leased Premises are made tenantable as determined by Landlord, and Landlord agrees to commence and complete such repair work promptly and with reasonable diligence. In the event of total or substantial damage or destruction of the building where Landlord decides not to rebuild, then all rent owed up to the date of such damage or destruction shall be paid by Tenant and this Lease shall terminate upon notice thereof to Tenant. Landlord shall give Tenant written notice of its decisions, estimates or elections under this Article within sixty (60) days after any such damage or destruction is reported.* Substantial damage or destruction shall be deemed to exist if the cost of restoration exceeds thirty-five (35%) percent of the replacement value. The foregoing shall not apply to any casualty damage caused in whole or in part by the negligence of Tenant, its agents, employees or invitees.

         16.1. (b) Should Landlord elect to effect any repairs under this Lease, Landlord shall only be obligated to restore or rebuild the Leased Premises to a building standard condition, and then only to the extent that insurance proceeds are available to Landlord therefor. In the event that the insurance proceeds available to Landlord are insufficient to re-construct the Leased Premises to a condition substantially comparable to that which existed prior to the casualty, then the Tenant shall have the right to terminate this Lease upon written notice to Landlord.

                         ARTICLE XVII - EMINENT DOMAIN

         17.1. If the Leased Premises, building, or any part thereof, other than parking, shall be taken by eminent domain so as to render the Leased Premises untenantable, then this Lease shall terminate, and all proceeds from any taking or condemnation, including leasehold value, shall belong to and be paid to Landlord, Tenant specifically waiving any rights to any eminent domain proceeds.

*In the event Landlord elects not to rebuild or notice of Landlord's decision is not given to Tenant within the sixty (60) day period, then Tenant shall have the option to terminate this Lease.

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                             ARTICLE XVIII - SIGNS

         18.1. No signs, symbols, awnings, canopies, advertising or identifying marks of any kind shall be placed by or on behalf of Tenant anywhere on the Leased Premises or Common Areas without written approval of Landlord. Landlord agrees to provide and install, at Tenant's cost, all letters or numerals on the doors in the Leased Premises. `All such letters and numerals shall be in the building standard graphics.

                             ARTICLE XIX - DEFAULT

         19.1. Each of the following shall be deemed a default by the Tenant and a breach of this Lease: creditors.

         (a) The filing of a petition by or against the Tenant for adjudication as a bankrupt under the Bankruptcy Code, as now or hereinafter amended or supplemented or for reorganization or arrangement within the meaning of any chapter of said Bankruptcy Code; the dissolution of or the commencement of any action or proceeding for the dissolution or liquidation of the Tenant, whether voluntary or involuntary; the appointment of a receiver or trustee of the property of the Tenant.

         (b) The taking of possession of the premises or property of the Tenant upon the premises by any governmental officer or agency pursuant to any statutory authority for any purpose.

         (c) The making by the Tenant of any assignment for the benefit of

         (d) A failure by Tenant to pay any sums due under this Lease after three (3) days written notice to Tenant.

         (e) The failure of Tenant at any time and from time to time to execute and deliver to the Landlord a statement certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same are in full force and effect as modified and stating the modifications), certifying the dates to which the rent has been paid, stating whether or not, the other party is in default in performance of any of its obligations under this Lease and, if so, specifying each such default and stating whether or not, any event has occurred which with the giving of notice or passage of time or both, would constitute such a default, and, if so, specifying each such event. Any such statement delivered pursuant hereto shall be deemed a representation and warranty to be relied upon by the party requesting the certificate and by others with whom such party may be dealing, regardless of independent investigation. Tenant also shall include in any such statements such other information concerning this Lease as Landlord may reasonably request.

         (f) Failure of the Tenant to execute any document required by Landlord in connection with the sale or transfer thereof of Landlord's interest in filing estoppel letters, consents, subordinations, agreements or other stock documents provided same will not alter or interfere with Tenant's use of the premises.

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         (g) Tenant's failure to perform any other covenant or condition of this
Lease for a period of ten (10) days after written notice to perform.

                  (i) No failure on the part of the Tenant in the performance of contractual work required to be performed or acts to be done on conditions to be modified shall be deemed to exist if steps shall have, in good faith, been commenced properly by the Tenant to rectify the same and shall be prosecuted to completion with diligence and continuity.

                  (ii) In the event of any default of the Tenant, Landlord may serve written notice on Tenant that the Landlord elects to terminate this Lease upon a specified date not less than ten (10) days after the date of service, except in the case of a default for non-payment of monies due and owing for which a three (3) day notice is appropriate.

                  (iii) In the event this Lease shall suffer early termination as hereinbefore provided, or in the event the Leased Premises or any part thereof shall be abandoned by the Tenant, the Landlord may, at its option, re-enter and resume possession of said premises or such part hereof, for the account of the Tenant, and remove all persons and property therefrom by a suitable action or proceeding at law, without being liable for any damages therefor. Moving out of the premises or leaving the premises vacant shall not be deemed an abandonment of the premises, provided that Tenant continues to comply with its Lease obligations. No re-entry by the Landlord shall be deemed an acceptance of the premises for Landlord's benefit or a surrender of this Lease, nor shall any such re-entry interfere with Landlord's right to accelerate all unpaid rentals as set forth in this Lease.

         (h) The allowance of any lien for services and/or labor and/or equipment and/or property of any kind to be filed by any party against the building or Leased Premises, and Tenant's failure within ten (10) days following actual knowledge of same to cure, satisfy or adequately bond such lien so as to free Landlord and the building or any part thereof from any liability or potential liability in connection therewith.

         19.2. In the event this Lease is terminated by the default or abandonment or any fault thereof of the Tenant, the entire amount of the unpaid balance of rent for the term shall be deemed accelerated and shall be due and payable immediately. Tenant grants Landlord a security interest in all property on the Leased Premises as security for the payment of all obligations under this Lease.

         19.3. Notwithstanding any language herein or any other agreements between Landlord and Tenant in the event of default by Tenant of any obligation hereunder, any changes, obligation or rentals waived by Landlord as and for a rental concession shall be deemed immediately due and payable as if no such concession had ever existed. Tenant's maintenance of all obligations of any nature hereunder shall be deemed a condition subsequent to Landlord's obligation to honor any rental concessions.

         19.4. If Landlord, at his option, shall relet the Leased Premises during said period, Landlord shall credit Tenant with the net rents received by Landlord from such reletting, such net rents to be determined by first deducting from the gross rents, as and when

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received by Landlord, the expenses incurred or paid by Landlord in terminating this lease and/or re-entering the Leased Premises and in securing possession thereof, as well as the expenses of reletting, including, without limitation, the alteration and preparation of the Leased Premises for new Tenants, brokers' commissions, attorneys' fees, and all other expenses properly chargeable against the Leased Premises and the rental therefrom. It is hereby understood that any such reletting may be for a period shorter or longer than the remaining term of this Lease but in no event shall Tenant be entitled to receive any excess of such net rents over the sum payable by Tenant to Landlord hereunder, nor shall Tenant be entitled in any suit for the collection of damages pursuant hereto to a credit in respect of any net rents from a reletting, except to the extent that such net rents are actually received by Landlord.

         19.5. All of Landlord's remedies of any nature shall be deemed cumulative, and Landlord shall have such other and further remedies available to him as provided by law.

         19.6. Landlord shall not be liable to Tenant for breach of this Lease for any sums in excess of Tenant's leasehold interest.

         19.7. Tenant shall not record this Lease in the Public Records of any County wherein the Leased Premises are located.

         19.8. No receipt and retention by Landlord of any payment tendered by Tenant in connection with this Lease will give rise to or support or constitute an accord and satisfaction, notwithstanding any accompanying statement, instruction or other assertion to the contrary (whether by notation on a check or in a transmittal letter or otherwise), unless Landlord expressly agrees to an accord and satisfaction in a separate writing duly executed by the appropriate persons. Landlord may receive and retain absolutely and for itself, any and all payments so tendered notwithstanding any accompanying instructions by Tenant to the contrary. Landlord will be entitled to treat any such payments being received on account of any item or items of rent interest, expense or damage due in connection herewith, in such amounts and in such order as Landlord may determine at its sole option.

         19.9. No assent or consent to change in or waiver of any part of this Agreement shall be deemed or taken as made, unless the same be done in writing and attached hereon and endorsed by the Landlord. No covenant or term of this Lease stipulated in favor of the Landlord shall be waived, except by express written consent of the Landlord, whose forebearance or indulgence in any regard whatsoever shall not constitute a waiver of the convenant, term or condition to be performed by the Tenant; and until complete performance by the Tenant of the said covenant, term or condition, the Landlord shall be entitled to invoke any remedies available under this Lease or by law despite such forebearance or indulgence.

                           ARTICLE XX - SUBORDINATION

         20.1. This Lease, its terms, conditions and all leasehold interests and rights hereunder are expressly made, given and granted subject and subordinate to the lien of any bona fide first mortgage which the Landlord may secure, and Tenant agrees to execute any instruments required by the mortgagee to effect any subordination.

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                        ARTICLE XXI - ACCESS BY LANDLORD

         21.1. Tenant shall permit Landlord or its agents or representatives to enter into and upon any part of the Leased Premises at all reasonable hours to inspect same; to clean; to make repairs, alterations or additions thereto as Landlord may deem necessary or desireable, and to accomplish any of the foregoing at any time in the event of emergency; to show the Leased Premises to perspective purchasers or tenants, or for any other purpose deemed reasonable by Landlord.

                      ARTICLE XXII - LAWFUL USE OF PREMISES

         22.1. Tenant further covenants and agrees that said Leased Premises and all improvements thereon during the term of this Lease shall be used only and exclusively for lawful purposes; and that said Tenant will not knowingly use or offer anyone to use said premises or building for any purpose in violation of the laws of the United States, the State of Florida, the County of Palm Beach, or any other governmental unit wherein the premises may be located.

                         ARTICLE XIII - QUIET ENJOYMENT

         23.1. Landlord covenants that so long as Tenant maintains all obligations under this Lease, Tenant shall have the right to quietly enjoy and use the Leased Premises for the term hereof, subject only to the provisions of this Lease.

         ARTICLE XXIV - TENANT FORBIDDEN TO ENCUMBER LANDLORD'S INTEREST

         24.1. It is expressly agreed and understood between the parties hereto, that nothing in this Lease contained shall be construed as empowering the Tenant to encumber or cause to be encumbered the title or interest of Landlord in the Leased Premises in any manner whatsoever. In the event that anyone claiming by, through or under the Tenant shall file a lien against Landlord's interest, the Tenant within ten (10) days after being notified thereof, shall effect a discharge of the property from the encumbrances of said lien by the posting of a bond or other security as prescribed by law or by either payment of the lien or an order of court having jurisdiction discharging such lien. If Landlord must take the necessary steps to discharge or render same unenforceable, whether by litigation or notice to lienor of the lien invalidity, Tenant shall pay all costs in connection therewith including reasonable attorneys' fees.

                          ARTICLE XXV - APPLICABLE LAW

         25.1. This Lease shall be construed under the laws of the State of Florida, and venue for any action in connection with the enforcement or interpretation of this Lease shall be Palm Beach County, Florida. Tenant waves the right to a trial by jury on any issue so triable.

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                  ARTICLE XXVI- REPRESENTATIONS AND AGREEMENTS

         26.1. Tenant expressly acknowledges and agrees that Landlord has not made any warranties, representations, promises or statements, except to the extent that the same are expressly set forth in the Lease and that this Lease alone fully and completely expresses the parties' agreement.

                          ARTICLE XXVII- FORCE MAJEUR

         27.1. Anything in this Lease to the contrary notwithstanding, Landlord shall not be deemed in default with respect to the performance of any of the terms, covenants and conditions of this Lease if same shall be due to any other cause of any nature beyond Landlord's control, including, but not limited to: strike, lockout, civil commotion, war-like operations invasion, rebellion, hostilities, military or usurped power, sabotage, government regulations or controls, inability to obtain any material, service or financing, or through an Act of God.

  ARTICLE XXVIII - RELATIONSHIP OF THE PARTIES: TENANT'S OBLIGATION RE: LICENSE

         28.1. Nothing contained in this Lease shall be deemed or construed to create any relationship between the parties other than that of Landlord and Tenant.

         28.2. Tenant shall be solely and exclusively obligated to obtain and maintain any and all occupational licenses, professional license and other licenses, if any, and related certificates of authority to lawfully conduct its business.

                           ARTICLE XXIX - PLATE GLASS

         29.1. The replacement of any glass and/or plate glass damaged or broken from any cause whatsoever in the Leased Premises shall be Tenant's responsibility.

              ARTICLE XXX - PROVISIONS RELATING TO INTERPRETATION

         30.1. Article, paragraph and section titles to this Lease are intended only for convenience and for ease of reference, and in no way do such titles define, limit or in any way affect this Lease or the meaning or contents of any material contained herein.

                            ARTICLE XXXI - BROKERAGE

         31.1. Tenant covenants, warrants and represents to Landlord that Tenant has not dealt with any real estate brokers or salesmen in the finding, negotiation or execution of this Lease unless specifically set forth in writing on the Face Page of this Lease. Tenant hereby indemnifies Landlord for any claims, costs or damages arising from any breach of the foregoing covenant, warranty and representations.

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                 ARTICLE XXXII - RECOVERY OF LITIGATION EXPENSE

         32.1. In the event of any litigation or other dispute arising out of the terms of this Lease of Tenant's use of the leasehold property or Common Areas between the Landlord and Tenant, the prevailing party shall recover from the other costs and expenses including' but not limited to, reasonable attorneys' fees, including any appellate fees, whether or not litigation is instituted.

                            ARTICLE XXXIII - NOTICES

         33.1. Any notices required by the law and this Lease shall be in writing, and the same shall be served by certified mail, return receipt requested, in postage prepaid envelopes addressed to the following addressees or such other addressees as may be designated in writing:

AS TO LANDLORD:

                  Schever International Plaza, Inc.
                  7280 W. Palmetto Park Road -- Suite 201-N
                  Boca Raton, FL 33433

with a copy to:

                  Tikal & Associates
                  178 St. George Street
                  Toronto, Canada M5R2~2

AS TO TENANT:

                  Mr. Michael Jabobs
                  Mr. Alan Jacobs
                  GLOBALNET FINANCIAL.COM, INC.
                  7284 W. Palmetto Park Road
                  Suite 210-S
                  Boca Raton, FL 33433

ARTICLE XXXIV - MISCELLANEOUS ENTIRE AGREEMENT BINDING EFFECT AND SEVERABILITY

         34.1. This Lease shall constitute the entire agreement between Landlord and Tenant; any and all prior written or prior to contemporaneous oral promises or

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representations shall be deemed merged herein and superseded by the terms hereof. This Lease shall not be amended, changed or extended except by written instrument signed by both parties. The provisions of this Lease shall be binding upon and inure to the benefit of the heirs, executors, administrators, successors and assigns of the parties, but this provision shall in no way alter the restrictions on assignment and subletting applicable to Tenant hereunder. This Lease shall not be deemed terminated in the event of Tenant's demise. If any provision of this Lease shall be held invalid or unenforceable, the remainder of this Lease shall not be affected thereby. Whenever the contract so requires the use of any gender, it shall be deemed to include all genders and the use of the plural shall include the singular and the use of the singular shall include the plural.

         IN WITNESS WHEREOF the parties have executed this Lease the day and year first above written.

WITNESS:                                 SCHEVER, INTERNATIONAL PLAZA, INC.


            [ILLEGIBLE]                  By:           [ILLEGIBLE]
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            [ILLEGIBLE]
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WITNESS:                                 GLOBALNET FINANCIAL.COM, INC.


            [ILLEGIBLE]                  By:           [ILLEGIBLE]
-----------------------------------         -----------------------------------

            [ILLEGIBLE]
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                             RULES AND REGULATIONS

                                       OF

                          SCHEVER INTERNATIONAL PLAZA

         "TENANT" shall refer to the TENANT, its agents, employees, invitees, licensees or guests.

         1. OBSTRUCTION OF COMMON AREAS: The COMMON AREAS, as defined in the TENANT'S Lease, shall not be obstructed in any manner by the TENANT or used for any purpose other than ingress and egress to and from the demised premises. Any walls, partitions, skylights, windows, doors or transoms that reflect or admit light into the passageways or into any other part of the COMMON AREAS, shall not be covered or obstructed by any TENANT. No garbage cans, garbage, items for disposal, supplies, or other articles shall be placed in the COMMON AREAS. All garbage or other items for disposal shall be placed in the proper receptacles and never placed in the COMMON AREAS except where specifically designated by LANDLORD such as in a dumpster or other specifically designated site.

         2. SIGNS AND ADVERTISING: No projections, signs or advertising shall be attached to either the outside walls of the building or any windows, walls or doorways without the express prior written consent of the LANDLORD. The TENANT shall not mar, damage, destroy, deface, drill into, paint, string wire across or engrave any part of the building, common areas' or appurtenances thereto without the prior written consent of the LANDLORD. LANDLORD shall provide a directory in the lobby and, upon request, will provide signage to be placed near the entrance to the leased premises. It is the intention of the LANDLORD to have uniformity in the signage placed in, on or around the building and/or the COMMON AREAS.

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         3. KEYS: The LANDLORD shall retain a pass key to TENANT'S premises. No
TENANT shall alter any lock or install a new lock or a knocker on any door of the demised premises without the express prior written consent of the LANDLORD. In the event consent is given, the TENANT shall provide the LANDLORD with additional keys to any new locks. All keys to both the leased premises and other COMMON AREAS, including but not limited to the bathroom pass keys, storage pass keys, etc., shall be returned to the LANDLORD at the termination of the Lease. There shall be a Ten and no/100 ($10.00) Dollar charge per key for each key not returned to the LANDLORD, which sums may be deducted from TENANT'S security deposit.

         4. LOITERING: The TENANT shall not allow neither littering nor loitering in the COMMON AREAS by its agents, employees, or invitees.

         5. NOISES: TENANT shall not make or allow any of its agents, employees or invitees to make or permit any disturbing noises in the building nor permit anything that will interfere with the rights, comforts or convenience of other tenants. This prohibition shall include but not be limited to musical instruments, radios, talking machines or any other mechanical or human sounds which can be heard beyond the leased premises.

         6. PETS AND ODORS: No pets or animals of any kind shall be brought into, kept or harbored in the leased premises or any part of the COMMON AREAS at any time. No TENANT shall cause or permit any unusual or objectionable odors to be produced upon or permeate from the leased premises.

         7. EQUIPMENT INSTALLATION AND REMOVAL: TENANT shall be liable for all damages which may be caused by the taking in, moving or removing of furniture or other equipment to and from the building. All installations or removal of equipment or furniture or other bulky matter of any description must take place during the hours which the

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LANDLORD or its agent may determine from time to time. The manager must be notified of installations or removals prior to the time of its performance.

         8. ROOF: At no time is the TENANT allowed on the roof or allowed to use the roof for any purpose whatsoever.

         9. BATHROOMS AND FIXTURES: The bathrooms and other water apparatus shall not be used for any other purpose than those for which they are constructed. Damages for misuse shall be borne by the TENANT who, or whose agents, employees, or invitees shall have caused the damages.

         10. SOLICITATION: There shall be no solicitation, canvassing or peddling in the buying of the leased premises or any other COMMON AREAS or other part of the building at any time, and each tenant shall cooperate in preventing same by any other persons

         11. HOURS OF OPERATION: LANDLORD reserves the right to close the building after 6:00 PM subject, however, to admittance under regulations prescribed by the LANDLORD. After normal business hours, persons entering the building may be required to identify themselves and/or establish their right to ingress or egress by use of identification card, building entry card or some such other electronic or mechanical device. In the case of invasion, riot, public excitement, or other commotion, LANDLORD reserves the right to prevent any access to the building during the continuance of same. At no time shall LANDLORD be liable for damages which may arise from either the admission or exclusion of any person to or from the building.

        12. PARKING: TENANT and all other occupants of the building shall have access to the parking area through common driveways. The common parking areas EXCLUSIVE OF RESERVED PARKING are non-exclusive and available to all tenants and their employees, licensees and guests. LANDLORD may at any time, designate for

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TENANT'S use reasonable parking space in the COMMON AREAS, provided that the total number of parking spaces is not reduced. No commercial or recreational vehicles shall be parked on the premises except those vehicles parked on a temporary basis while delivering, repairing or servicing the building and/or the TENANTS.

         13. DANGEROUS SUBSTANCES AND MACHINERY: No TENANT nor any of TENANT'S agents, employees or invitees shall, at any time, bring or keep upon the leased premises or other COMMON AREAS any inflammable, combustible or explosive fluid, chemical or substance. No article deemed as extra hazardous on account of fire or explosion shall be brought upon the premises. TENANT shall not operate or permit to be operated any steam engines, boilers, mechanical machinery or electric or gas stoves without LANDLORD'S prior written consent. TENANT shall not use any combustible fluids for any reason within the premises without the express written consent of LANDLORD.

         14. VERMIN INFESTATION: If the leased premises become infested with vermin, bugs or other infestation, TENANT, at its sole cost and expense, shall cause the leased premises to be exterminated which may be continued from time to time to the satisfaction of LANDLORD. Any extermination services utilized shall be approved in writing by the LANDLORD prior to commencement of extermination services.

         15. FOOD PREPARATION: TENANT shall not allow the preparation of food for general consumption on the premises nor use the facilities for the preparation of food without prior written consent of LANDLORD. TENANT shall not use the premises for houseing, lodging, sleeping nor any other immoral or illegal purpose. The foregoing shall not be deemed to cover the use of a refrigerator, or a microwave oven by TENANT for the benefit of TENANT, its agents and/or employees.

         16. CLEANING SERVICES: TENANT shall permit LANDLORD'S employees (or LANDLORD'S agent's employees) entry into the leased premises for purposes of the care and

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cleaning of same after 5:30 PM without hindrance, and TENANT shall not employ any persons other than LANDLORD'S employees, agent' etc., for such purpose without the prior written consent of LANDLORD. No TENANT shall cause any unnecessary labor by reason of such TENANT'S carelessness or indifference with respect to the preservation of good order and cleanliness in the leased premises. Any outside services employed by TENANT with consent of LANDLORD for purposes of cleaning shall be at TENANT'S sole cost and expense.

         17. MODIFICATIONS TO RULES: These Rules and Regulations may be changed from time to time by LANDLORD without prior notice being given to TENANT as LANDLORD may, in its absolute discretion, determine as necessary and appropriate. LANDLORD will endeavor to notify TENANT of amendments or changes in the Rules and Regulations as expeditiously as possible. Violation or breach of these Rules and Regulations shall constitute a breach of the lease agreement and TENANT shall be liable for any damage caused thereby.

         18. No awnings or other projections shall be attached to the outside walls of the Building without the prior written consent of LANDLORD. No drapes, blinds, shades or screens shall be attached to or hung in or used in connection with, any window or door of the Premises, without the prior consent of LANDLORD. Such awnings, projections, curtains, blinds, screens or other fixtures must be of a quality, type, design and color and attached in the manner approved by LANDLORD. Notwithstanding the foregoing, and notwithstanding any provision of this Lease to the contrary, TENANT, from time to time, will be permitted to install floor to ceiling drapes on the exterior windows of the Premises; said drapes shall be submitted to LANDLORD for LANDLORD's approval

         TENANT HEREBY ACKNOWLEDGES RECEIPT OF A COPY OF THE FOREGOING RULES AND REGULATIONS AT THE TIME OF EXECUTING THE LEASE AGREEMENT.

                                          GLOBALNET FINANCIAL.COM, INC.


                                                     [ILLEGIBLE]
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                                          TENANT

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                       AMENDMENT TO RULES AND REGULATIONS
                      OF SCHEVER INTERNATIONAL PLAZA, INC.

         The following is an amendment to the Rules and Regulations of SCHEVER INTERNATIONAL PLAZA, INC. pursuant to the rule making authority of SCHEVER INTERNATIONAL PLAZA, INC. {SCHEVER INTERNATIONAL PLAZA, INC. is hereinafter referred to US the "LANDLORD"}.

         The term "TENANT" shall have the meaning already assigned to said term pursuant to the existing Rules and Regulations of LANDLORD and any and all existing Lease Agreements in effect.

         1. ACCESS CARDS: Access Cards {the term "Access Cards" shall be defined to mean Access Cards issued in accordance with a Lease and also Revocable Temporary Access Cards} may be issued by the LANDLORD for the benefit of the TENANT with reference to parking areas. The TENANT is responsible for such Access Cards. There shall be a $35.00 charge to replace any Access Card. The number of Access Cards issued by LANDLORD to the TENANT shall be determined by the LANDLORD and the TENANT in the Lease. Revocable Temporary Access Cards may be issued by the LANDLORD to the TENANT on a temporary basis at the discretion of the LANDLORD. Revocable Temporary Access Cards issued by the LANDLORD to the TENANT may be revoked by the LANDLORD at any time, and from time to time, with or without cause. Upon written notice of such revocation, the TENANT shall immediately {within three days} surrender to the LANDLORD any such Revocable Temporary Access Cards. LANDLORD shall charge $35.00 per month {plus applicable taxes} for each Revocable Temporary Access Card. Such charge shall be deemed to be additional rent and shall be the responsibility of the TENANT. Non-payment of such charge shall be the same as non-payment of rent. LANDLORD shall have the right to increase the charge for Revocable Temporary Access Cards from time to time and as appropriate. In the event the TENANT does not wish to pay any such increased amount for such Revocable Temporary Access Cards, TENANT may surrender same to LANDLORD together with written notice that TENANT has elected not to utilize same. Any monthly charge prior to the surrender of a Revocable Temporary Access Card shall be prorated and paid as additional rent. LANDLORD shall also have the right to require that TENANT furnish in writing upon request:

         {a} The number of parking spaces that the TENANT is presently utilizing.

         {b} The number of Access Cards that the TENANT presently possesses.

         {c} The names of any and all employees of TENANT that utilize Access Cards.

The failure of the TENANT to furnish such information within seven {7} days from the date of receipt of such written request by Landlord shall constitute a violation of the Rules and Regulations of LANDLORD. In the event of any such violation, the LANDLORD shall have the remedies prescribed pursuant to the existing Rules and Regulations; the Lease; and, the laws of the State of Florida.

         2. The effective date for this Rule shall be June 15, 1997.

GLOBALNET FINANCIAL.COM, INC.                SCHEVER INTERNATIONAL PLAZA, INC.

By:         [ILLEGIBLE]                      By: /s/ Ingrid Franke
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   Name:                                        Name:  Ingrid Franke
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   Title:                                       Title: General Manager
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                                   EXHIBIT B

OPTION TO EXTEND

         Tenant is hereby granted option to extend the Term for a single additional period of five {5} consecutive Lease Years {"Extension Period"}, on the same terms and conditions in effect under the Lease immediately prior to the Extension Period, except that Tenant shall have no further right to extend, and Monthly Base Rent shall be increased to the Prevailing Rental Rate. The option to extend may be exercised only by giving Landlord irrevocable and unconditional written notice thereof no earlier than one year and no later than six months prior to the commencement of each Extension Period. Said exercise shall, at Landlords election, be null and void if Tenant is in default under the Lease at the date of said notice or at anytime thereafter and prior to commencement of the Extension Period. The term "Incise Year" herein means each twelve month annual period, commencing with the first day of the Extension Period, without regard to calendar years.

         If Tenant shall fail to exercise the option herein provided, said option shall terminate, and shad be null and void and of no further force and effect. Tenant's exercise of said option shall not operate to cure any default try tenant of any of the terms or provisions in the Lease, nor to extinguish or impair any rights or remedies of Landlord arising by virtue of such default If the Lease or Tenant's right to possession of the Premises shall terminate in any manner whatsoever before Tenant shall exercise the option herein provided, or if Tenant shall have subleased or assigned all or any portion of the Premises, then immediately upon such termination, sublease or assignment, the option herein granted to extend the Term, shall simultaneously terminate and become null and void. Such option is personal to Tenant Under no circumstances whatsoever shall the assignee under a complete or partial assignment of the lease, or a subtenant under a sublease of the Premises, have any right to exercise the option to extend granted herein. Time is of the essence of this provision.

                                       LANDLORD: SCHEVER INTERNATIONAL
                                                 PLAZA, INC.

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------------------------------------      TENANT: GLOBALNET FINANCIAL.COM, INC.

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                                 EXHIBIT "B-1"

                         DISCLOSURE AND ACKNOWLEDGEMENT

         The undersigned GLOBALNET FINANCIAL.COM, INC. (hereinafter referred to as the "TENANT" has executed a Lease Agreement with SCHEVER INTERNATIONAL PLAZA, INC. (thereinafter referred to as "LANDLORD") with reference to a portion of the real property in the Development known as SCHEVER INTERNATIONAL PLAZA, Boca Baton, Florida More fully described In the Standard Lease Agreement). TENANT acknowledge" that the Lease Agreement and the Rules prohibit the TENANT from having pet (s) on or about the development. The TENANT further ac3cnowledgas and agrees that the Agent for the LANDLORD has a pet and that said pet is on and about the property on a daily basis with the Agent. TENANT agrees that such active ties by the Agent are acceptable to the TENANT. The PENAL further agrees that the TENANT -hall not attempt, or implement, any procedure to impose liability of any type or character against the LANDLORD, or the Agent for the LANDLORD, because the Agent for the LANDLORD has a pot on the property.

                                       LANDLORD

WITNESSES                              SCHEVER INTERNATIONAL PLAZA, INC.


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Name                                      Name:        [ILLEGIBLE]
Print name:      [ILLEGIBLE]                   -------------------------------
           -------------------------      Title:       [ILLEGIBLE]
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Name
Print name:      [ILLEGIBLE]
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                                       TENANT

WITNESSES                              GLOBALNET FINANCIAL.COM, INC.

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Name                                      Name:
Print name:      [ILLEGIBLE]                   -------------------------------
           -------------------------      Title:
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Name
Print name:      [ILLEGIBLE]
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                                  EXHIBIT "C"

                                                                 JMB 105R (2J89)
                                                                  Work Agreement
                                                            Landlord Performance
                                                           Improvement Allowance

                                 WORK AGREEMENT

         THIS AGREEMENT made as of the 16th day of June, 1999 between Schever International Plaza, Inc. ("Landlord") and GLOBALNET FINANCIAL.COM, INC. ('Tenant').

         Reference is made to the lease or tenant expansion agreement dated ___________, 19____ (the "Lease") for premises known as Suite(s) 210-S (the "Premises"), located in the property known as Schever International Plaza (the "Property").

         The terms "Plans", "Work", "Space Plan", 'Working Drawings", "Finish Selections" and "Landlord's Space Planner" are defined in Section XIV, below.

         I. Basic Terms.

         A. Space Planner: Mummaw & Associates

         B. Date To Complete Planning: July 1, 1999 (including any Space Plan, Working Drawings and Finish Selections)

         C. Date To Substantially Complete Work: Commencement Date under the Lease.

         D. Improvement Allowance Provided by Landlord: $ 25.00 per usable sq. ft. of the Premises (i.e.-2,287 usable sq fit X $25.00 per sq ft = $57,175). The Improvement Allowance includes the cost of any space planning fees or working drawing fees expended by Landlord on behalf of Tenant.

         II. Basic Agreement. On or before the "Date To Complete Planning" described above, Tenant shall: (a) provide Space Planner with all information concerning Tenant's requirements in order for Space Planner to prepare the Plans, and (b) arrange for Space Planner to prepare the Plans, and obtain Landlord's written approval thereof. However, Tenant shall not be responsible for delays caused by Landlord or Landlord's Space Planner, as further described in Section 111. below.

         On or before the Commencement Date under the Lease, Landlord shall substantially complete the Work shown on the final approved Plans. However, Landlord shall not be responsible for delays caused by Tenant or Tenant's contractors, agents or employees and as further described in Section IV, below and in Article 4 of the Lease.

         Landlord shall bear the cost of the Work (including the cost of building permits and sales tax) up to the Improvement Allowance described above (if any), and Tenant shall bear any costs over such amounts.

         III. Delays In Planning. The Commencement Date under the Lease shall be postponed for each day that final Plans are not prepared and approved by the "Date to Complete Planning" described above, including any revisions reasonably required by Landlord pursuant to Section V and revisions by Tenant to reduce Tenant's Cost pursuant to Section IX (collectively called "Delays in Planning"). However, the commencement of Rent shall be postponed only to the extent that substantial completion of the Work is delayed beyond me Commencement Date as a result of one or more of the following events (collectively called "Landlord Delays"):

         (a) Landlord takes more than seven (7) working days to approve or disapprove the Plans or revisions thereof after receiving the same (or such longer time as may be reasonably required in order to obtain any engineering or HVAC report or due to other special or unusual features of the Work or Plans),

         (b) Landlord's Space Planner takes more than seven (7) working days to meet with Tenant after receiving a written request for a meeting, or takes more than seven (7) working days to prepare or revise the Plans after meeting with Tenant and receiving all information born Tenant required in order to do so (provided this provision shall apply only if Tenant uses "Landlord's Space Planner" as described in Section XIV below to prepare the Plans), or

         (c) Landlord takes more than thirty (30) working days to provide Tenant with cost estimates after receiving Plans sufficiently detailed for such purposes (provided this provision (c) shall only apply if Landlord elects to provide cost estimates under Section IX below).

         IV. Delays In Construction. The Commencement Date under the Lease shall be postponed for each day that Landlord fails to substantially complete the Work thereby as a result of strikes, acts of God, shortages of materials or labor, governmental approvals or requirements, the various causes set forth below, or any other causes beyond Landlord's reasonable control. In such case, the commencement of Rent shall be similarly postponed, except to the extent that delays occur as a result of one or more of the following (collectively called "Tenant Delays"):

         (a) Delays in Planning as described above (except for Landlord Delays), or

         (b) Tenant's requests for changes to the Work or Change Orders under
Section VII, or otherwise,

         (c) Tenant's failure to furnish an amount equal to Landlord's reasonable estimate of Tenant's Cost (if any) within 10 days, as described in
Section IX (which shall give Landlord the absolute right to postpone the Work until such amount is furnished to Landlord),

         (d) any upgrades, special work or other non-building standard items, or items not customarily provided by Landlord to office tenants, to the extent that the same involve longer lead times, installation times, delays or difficulties in obtaining building permits, requirements for any governmental approval, permit or action beyond the issuance of normal building permits (as described in Section VI), or other delays not typically encountered in connection with Landlord's standard office improvements,

         (e) the performance by Tenant or Tenant's contractors, agents or employees of any work at or about the Premises or Property, or

         (f) any act or omission of Tenant or Tenant's contractors, agents or employees, or any breach by the Tenant of any provisions contained in this Agreement or in the Lease, or any failure of Tenant to cooperate with Landlord or otherwise act in good faith in order to cause the Work to be designed and performed in a timely manner.

         V. Landlord's Approval of Plans. Landlord shall either approve any Plans or revisions submitted pursuant to this Agreement or disapprove the same with suggestions for making the same acceptable within the time required under
Section 111. Landlord shall not unreasonably Withhold approval, if the Plans provide for a customary office layout, with finishes and materials generally conforming to building standard finishes and materials currently being used by Landlord at the Property, are compatible with the Property's shell and core construction, and if no modifications will be required for the Property electrical, heating, preconditioning, ventilation, plumbing, fire protection, life safety, or other systems or equipment, and will not require any structural modifications to the Property, whether required by heavy loads or otherwise. Landlord may request that Tenant approve Landlord's suggested changes in writing (such approval not be unreasonably withheld), or Landlord may arrange directly with Space Planner for revised Plans to be prepared incorporating such suggestions (in which case, Tenant shall sign or initial the revised Plans and/or Landlord's notice concerning the suggested changes, if requested by Landlord). Landlord's approval of the Plans shall not be deemed a warranty as to the adequacy or legality of the design, and Landlord hereby disclaims any responsibility or liability for the same.

         VI. Governmental Approval of Plans. Landlord shall apply for any normal building permits required for the Work which are issued pursuant to a local building code as a ministerial matter. If the Plans must be revised in order to obtain such building permits, Landlord shall promptly notify Tenant. In such case, Tenant shall promptly arrange for the Plans to be revised to satisfy the building permit requirements and shall submit the revised Plans to Landlord for approval as a Change Order under Section VII. Landlord shall have no obligation to apply for any zoning, parking or sign code amendments, approvals, permits or variances, or any other governmental approval, permit or action (except normal building permits as described above). If any such other matters are required, Tenant shall promptly seek to satisfy such requirements or revise the Plans to eliminate such requirements. Delays in substantially completing the Work by the Commencement Date as a result of requirements for building permits or other governmental approvals, permits or actions shall affect the Commencement Date and commencement of Rent to the extent provided in Section IV (except that any delays in obtaining normal building permits as a result of errors or omissions of Landlord's Space Planner in preparing the Plans shall postpone the commencement of Rent to the extent that substantial completion of the Work is delayed thereby beyond the Commencement Date, and Tenant shaft not be obligated to bear the cost of Plan revisions to correct the same, notwithstanding anything to the contrary contained in this Agreement).

         VII. Changes After Plans Are Approved. If Tenant shall desire any changes, alterations, or additions to the final Plans after they have been approved by Landlord, Tenant shall submit a detailed written request or revised Plans (the "Change Order") to Landlord for approval. If treasonable and practicable and generally consistent with the Plans theretofor approved, Landlord shall not unreasonably withhold approval, but all costs in connection therewith, including without limitation construction costs, permit fees, and any additional plans, drawings and engineering reports or other studies or tests, or revisions of such existing items, shall be paid for by Tenant as a Tenant's Cost under Section IX.

         VIII. Unused Improvement Allowance. 11 all or any portion of any Improvement Allowance shall not be used, Landlord shall be entitled to the savings and Tenant shall receive no credit therefor.

         IX. Tenant's Cost; Estimates (If Applicable). Any amounts that Tenant is required to pay under this Agreement shall be referred to as "Tenant's Cost" herein. Tenant's Cost shall be deemed additional "Rent" under the Lease. Landlord may at any time reasonably estimate Tenant's Cost In advance, in which case, Tenant shad deposit such estimated amount with Landlord within 10 days after requested by Landlord. If such estimated amount exceeds the actual amount of Tenant's Cost, Tenant shall receive a refund of the difference, and if the actual amount shall exceed the estimated amount, Tenant shall pay the difference to Landlord within 10 days after requested by Landlord.

         In connection with submitting any Plans to Landlord for approval, Tenant may request that Landlord obtain a written estimate from Landlord's contractor concerning Tenant's Cost. Landlord shall not have an obligation to obtain such estimates. However, if Landlord elects to obtain such estimates, and if any such estimates are unacceptable to Tenant, Tenant may eliminate or substitute Items in order to reduce the estimated Tenant's Cost in connection with preparing a revised version of the Plans.

         In connection with submitting any cost estimates to Tenant under this Section, Landlord may request Tenant's written approval of such estimates. Tenant shall not unreasonably withhold such approval, and shall approve or disapprove the same in writing within five (5) days after requested by Landlord. If Tenant reasonably disapproves any such estimate, Tenant shall meet with the Space Planner and eliminate or substitute items in order to reduce Tenant's Cost as described in the proceeding paragraph.

         Any cost estimates based on a Space Plan or so-called "pricing plan" will be preliminary in nature, and may not be relied on by Tenant. However, Landlord agrees that any written estimate of Tenant's Cost based on the approved Working Drawings will not be exceeded by more than twenty percent (20%), except to the extent that: (a) Tenant thereafter makes changes in the Working Drawings or the Work, (b) overtime labor is required in order to substantially complete the Work by the Work Completion Date, (c) concealed conditions are encountered on the job site, (d) new legal requirements become effective following preparation of the estimate, or (e) there are strikes, acts of god, shortages of materials or labor, or other causes beyond Landlord's reasonable control.

         X. Completion.

         A. Landlord shall be deemed to have "substantially completed" the Work for purposes hereof if Landlord has caused all of the Work to be completed substantially except for so called "punchlist items," e.g. minor details of construction or decoration or mechanical adjustments which do not substantially interfere with Tenant's occupancy of the Premises, or Tenant's ability to complete any improvements to the Premises to be made by Tenant, If there is any dispute as to whether Landlord has substantially completed the Work, the good faith decision of Landlord's Space Planner shall be final and binding on the parties.

         B. If Landlord notifies Tenant in writing that the Work is substantially completed, and Tenant fails to object thereto in writing within seven (7) days thereafter specifying in reasonable detail the items of work needed to be performed in order for substantial completion, Tenant shall be deemed conclusively to have agreed that the Work is substantially completed. for purposes of commencing the Commencement Date and Rent under the Lease.

         C. Substantial completion shall not prejudice Tenant's rights to require full completion of tiny remaining items or Work. However, if Landlord notifies Tenant in writing that the Work is fully completed, and Tenant fails to object thereto in writing within fifteen (15) days thereafter specifying in reasonable detail the items of work needed to be completed and the nature of work needed to complete said items, Tenant shall be deemed conclusively to have accepted the Work as fully completed (or such portions thereof as to which Tenant has not so objected).

         D. Landlord reserves the right to substitute comparable or better materials and items for those shown in the Plans, so long as they do not materially and adversely affect the appearance of the Premises.

         XI. Work Performed by Tenant. Landlord, at Landlord's discretion, may permit Tenant and Tenant's agents and contractors to enter the Premises prior to completion of the Work in order to make the Premises ready for Tenant's use and occupancy. If Landlord permits such entry prior to completion of the Work, then such permission is conditioned upon Tenant and Tenant's agents, contractors, workmen, mechanics, suppliers and invitees working in harmony and not interfering with Landlord and Landlord's contractors In doing the Work or with other tenants and occupants of the Building. If at any time such entry shall cause or threaten to cause such disharmony or interference, Landlord shall have the right to withdraw such permission upon twenty-four (24) hours oral or written notice to Tenant. Tenant agrees that any such entry into the Premises shall be deemed to be under all of the terms, covenants, conditions and provisions of the Lease (including, without limitation, all insurance requirements), except as to the covenant to pay Rent thereunder, and further agrees that Landlord shall not be liable In any way for any injury, loss or damage which may occur to any Items of work constructed by Tenant or to other property of Tenant that may be placed in the Premises prior to completion of the Work, the same being at Tenant's sole risk.

         XII. Signage. Landlord shall cause signage of building standard material and design to be placed on or adjacent to the door of the Premises and Tenant shall pay the cost thereof to Landlord upon demand. The amount due from Tenant therefor shall be deemed "Rent" under the Lease. Tenant shall promptly advise Landlord in writing of the name or names Tenant wishes for said signage. The content of all signage shall be subject to Landlord's prior approval.

         XIII. Liability. The parties acknowledge that Landlord is not an architect or engineer, and that the Work will be designed and performed by independent architects, engineers and contractors. Accordingly, Landlord does not guarantee or warrant that the Plans will be free from errors or omissions, nor that the Work will be free from defects, and Landlord shall have no liability therefor, provided that such architects, engineers and contractors are licensed and reputable (except as provided in Section VI). In the event of such errors. omissions, or defects, Landlord shall cooperate in any action Tenant desires to bring against such parties.

         XIV. Certain Definitions.

         A. "Work" herein means the construction of the improvements shown on the final approved Plans, and any demolition. preparation or other work required in connection therewith, including without limitation, any work required to be performed outside the Premises in order to obtain building permits for the work to be performed within the Premises (if Landlord elects to perform such work outside the Premises).

         B. "Landlord's Space Planner" herein means the space planner (if any) regularly used by Landlord and with whom Landlord has a written contractual arrangement for space planning services at the Property.

         C. "Finish Selections ' herein means the type and color of floor and wall-coverings, wall paint and any other finishes.

         D. "Plans" herein means, collectively, any Space Plan, Working Drawings, or other plans, drawings or specifications, am Finisl1 Selections (and in the event of any inconsistency between any of the same, or revisions thereto, the latest dated item approved by Landlord shall control). The Plans shall be signed or Initialled by Tenant, if requested by Landlords and any Working Drawings shall include at least three (3) mylar sepias (or such other quantity as Landlord may reasonably require).

         E. "Space Plan" herein means a preliminary floor plan, generally showing demising walls corridor doors, interior partition walls and Interior doors. The term "Space Plan" for purposes of this Agreement shall also refer to any so-called "pricing plan", i.e. a more detailed Space Plan, drawn to scale, showing: t1) any special walls; glass partitions or corridor doors, (2) any restrooms, hitchers, computer rooms, file rooms and other special purpose rooms, and any sinks or other plumbing facilities, or other special facilities or equipment (3) communications system, indicating telephone and computer outlet locations, and (4) any other details or features reasonably required in order to obtain a preliminary cost estimate as described in Section IX, above, or otherwise reasonably requested by Landlord or Landlord's Space Planner.

         F. "Working Drawings" hercir1 means fully dimensioned architectural construction drawings and specifications, and any required engineering drawings (including mechanical, electrical, plumbing, air-conditioning, ventilation and heating), and shall include any applicable items described above for the Space Plan, and If applicable: (1) electrical outlet locations, circuits and anticipated usage therefor, (2) reflected ceiling plan, including lighting, switching, and any special ceiling specifications, (3) duct locations for heating, ventilating and air-conditioning equipment, (4) details of all millwork, (5) dimensions of all equipment and cabinets to be built in, (6) furniture plan showing details of space occupancy, (7) keying schedule, (8) lighting arrangement, (9) location of print machines, equipment in lunch rooms, concentrated file and library loadings and any other equipment or systems (with brand names wherever possible) which require special consideration relative to air-conditioning, ventilation, electrical, plumbing, structural, fire protection, life--fire-safety system, or mechanical systems, (10) special heating, ventilating End air conditioning equipment and requirements, (11) weight and location of heavy equipment, and anticipated loads for special usage rooms, (12) demolition plan, (13) partition construction plan, (14) Finish Selections, and any other details or features reasonably required in order to obtain a more firm cost estimate as described in Section IX, above, or otherwise reasonably requested by Landlord or Landlord's Space Planner:

         XV. Taxes. Tenant shall pay prior to delinquency all taxes, charges or other governmental impositions (including without limitation, any real estate taxes or assessments, sales tax or Value added tax) assessed against or levied upon Tenant's fixtures, furnishings, equipment and personal property located in the Premises and the Work lo the Premises under this Agreement. Whenever possible, Tenant shall cause all such items to be assessed and billed separately from the property of Landlord. in the event any such items shall be assessed and billed with the property of Landlord, Tenant shall pay its share of such taxes, charges or other governmental impositions to Landlord within thirty (30) days alter Landlord delivers a statement and a copy of the assessment or other documentation showing the amount of such impositions applicable to Tenant.

         XVI. Incorporation Into Lease: Default. THE PARTIES AGREE THAT THE PROVISIONS OF THIS WORK AGREEMENT ARE HEREBY INCORPORATED BY THIS REFERENCE INTO THE LEASE FULLY AS THOUGH SET FORTH THEREIN. In the event of any express inconsistencies between the Lease and this Work Agreement, the latter shall govern and control. Any default by a party hereunder shall constitute a default by that party under the Lease and said party shall be subject to the remedies and other provisions applicable thereto under the Lease.

                                 LANDLORD: Schever International, Inc.
                                           -------------------------------------
                                           By:

                                              By:
                                                 -------------------------------

                                 TENANT: GLOBALNET FINANCIAL.COM, INC.
                                        ----------------------------------------
                                           By:           [ILLEGIBLE]
                                              ----------------------------------

                                                    ARVIDA REALTY SALES, Ltd.
                                                    COMMERCIAL DIVISION
                                                    7900 GLADES ROAD
                                                    P.O. BOX 100
                                                    BOCA BATON, FLORIDA 33429
                                                    TELEPHONE: (407) 479-1225
                                                    LICENSED REAL ESTATE BROKERS

                         REAL ESTATE AGENCY DISCLOSURE

SELLER/LESSOR: SCHEVER INTERNATIONAL PLAZA INC.
              ------------------------------------------------------------------

BUYER(S)/LESSEE: GLOBALNET FINANCIAL.COM, INC.
                ----------------------------------------------------------------

PROPERTY: 7284 W. Palmetto Park Road, Boca Raton. FL 33433 -- Suite 210-S
         -----------------------------------------------------------------------

SALESPERSON: Ingrid A. Fulmer/Andrea Raskin-Lapis
            --------------------------------------------------------------------

ARVIDA REALTY SALES, LTD. and the Salesperson (together "ARSL") hereby disclose to the Buyer/Lessee that ARSL is acting as the real estate broker, broker-salesperson with respect to the purchase or lease (as applicable) of the Property solely on behalf of Seller/Lessor as an (check one) XX agent __ employee __ independent contractor. Accordingly, ARSL undertakes no duty of disclosure, representation or otherwise to Buyer/Lessee in this transaction.

This Disclosure is given in accordance with Rule 2IV-10, 033, Florida Administrative Code.

The undersigned acknowledges receipt of
this Disclosure prior to the under-
signed's execution of the contract or
lease (as applicable) for the subject
transaction.

              [ILLEGIBLE]
-----------------------------------------
Buyer/Lessee


-----------------------------------------
Buyer/Lessee

Date:
     ------------------------------------